# ASSIGNMENT OF CLAIMS

This ASSIGNMENT OF CLAIMS (this "Assignment") is dated as of the 1st day of March, 2006 to be effective upon execution, by and between **BIO-ONE CORPORATION**, a Nevada corporation ("Assignor"), and **CSI BUSINESS FINANCE, INC.**, a Florida corporation on behalf of itself and as agent for Cornell Capital Partners L.P. ("Assignee"). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, including the consideration described in that certain Agreement with Respect to Obligations in Lieu of Foreclosure between Assignor and Assignee dated of even date herewith, Assignor hereby assigns, transfers, conveys, and delivers to Assignee, Assignee's legal representatives, and Assignee's assigns, for Assignee's use and benefit, any and all claims of Assignor, and all claims, demands and causes of action of whatsoever kind and nature (the "Claims"), that Assignor has had, now has, or may have against NesraCorp, Inc., formerly known as Interactive Nutrition, Inc., its principals, officers, directors, organizers, agents, successors, and/or assigns (collectively "INI"), arising from or related to:

1. the acquisition by Assignor of the capital stock of Interactive Nutrition International, Inc. ("INII") as evidenced, in whole or in part, by that certain Share Purchase Agreement dated March 31, 2004, between (a) Assignor, as purchaser, (b) INI, as vendor, and (c) Eli Nesrallah, Joseph Nesrallah and Pamela Nesrallah, as principals, (the "Share Purchase Agreement"); and

2. any additional capital funding, debt or equity, provided by Assignor to INII.

This Assignment carries with it all of Assignor's rights and interests under the Share Purchase Agreement.

Following this Assignment, Assignor shall retain no right, title or interest whatsoever in the Claims. In addition, Assignor agrees to execute and deliver such other and further documents as may be necessary to evidence and confirm this Assignment.

Assignor appoints Assignee and Assignee's legal representatives and assigns, as its attorney with power to demand and receive satisfaction of the Claims and, in the name of Assignor, but at Assignee's expense, to take whatever legal action may be necessary to enforce the Claims. This power of attorney is coupled with an interest and may not be terminated or modified without written consent of Assignee.

By its signature to this Assignment, Assignee hereby agrees to and accepts this Assignment.

This Assignment may be executed in multiple counterparts each of which shall be deemed an original.

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THIS ASSIGNMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE PROVISIONS, POLICIES, OR PRINCIPLES THEREOF RELATING TO CHOICE OR CONFLICT OF LAWS.

This Assignment shall be binding upon and inure to the benefit of the successors and assigns of Assignor and Assignee and is executed as of the date first set forth above.

[Signatures on Following Pages]

**ASSIGNOR:**

**BIO-ONE CORPORATION**

By: ______________________
Robert J Ramsey, Chief Restructuring Officer

THE STATE OF FLORIDA §
§
COUNTY OF SEMINOLE §

Sworn to and subscribed before me this 22nd day of March, 2006, by Robert J Ramsey, Chief Restructuring Officer of BIO-ONE CORPORATION, a Nevada Corporation, on behalf of said corporation.

Edward J Mahon
My Commission DD267611
Expires December 06, 2007

______________________
Notary Public in and for the State of Florida

Personally Known ______ OR Produced Identification ✓
Type of Identification Produced FLORIDA DRIVER LICENSE

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**ASSIGNEE:**

**CSI BUSINESS FINANCE, INC.**

By: ______________________
Timothy J. Connolly, Chief Executive Officer

THE STATE OF TEXAS §
§
COUNTY OF HARRIS §

Sworn to and subscribed before me this 22nd day of March, 2006, by Timothy J. Connolly, Chief Executive Officer of CSI BUSINESS FINANCE, INC., a Florida Corporation, on behalf of said corporation.

______________________
Notary Public in and for the State of Texas

My Commission Expires:

DARLA J BLAHA
My Commission Expires
October 6, 2009